Neuberger Berman Alternative Funds®

Supplement to the Prospectus dated April 23, 2012 and the Statement of Additional Information dated April 23, 2012, as amended May 10, 2012 and July 31, 2012

Neuberger Berman Absolute Return Multi-Manager Fund
Class A, Class C and Institutional Class

Effective January 2, 2013, Neuberger Berman Management LLC (the “Manager” or “NB Management”) has voluntarily undertaken to waive current payment of fees and/or reimburse certain expenses of Class A, Class C and Institutional Class so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on short sales, and extraordinary expenses, if any) (the “Total Annual Operating Expenses”) of each class are limited to 2.33%, 3.08% and 1.97% of average net assets, respectively.  This voluntary undertaking is in addition to the Manager’s current contractual undertaking to forgo current payment of fees and/or reimburse certain expenses of Class A, Class C and Institutional Class so that the Total Annual Operating Expenses of each class are limited to 2.81%, 3.56% and 2.45% of average net assets, respectively.

Furthermore, at the next in person meeting of the Board of Trustees (the “Board”) of Neuberger Berman Alternative Funds, the Manager intends to request the Board’s approval (i) to reduce the Fund’s contractual investment management fees, and (ii) to amend the contractual undertaking described in the preceding paragraph so that the Total Annual Operating Expenses of Class A, Class C and Institutional Class are limited to 2.33%, 3.08% and 1.97%, respectively.

Effective immediately, the changes described below are made to the Fund’s Prospectus and Statement of Additional Information.

The following is inserted as the third paragraph of the “Management – Investment Manager and Investment Adviser” section on page 26 of the Class A, Class C and Institutional Class Prospectus:

Effective January 2, 2013, the Manager has voluntarily undertaken to waive and/or reimburse certain expenses of Class A, Class C and Institutional Class of the Fund so that the total annual operating expenses of each class are limited to 2.33%, 3.08% and 1.97% of average net assets, respectively. This undertaking applies to the Fund’s direct expenses and does not cover interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on short sales, and extraordinary expenses, if any, and is in addition to the contractual undertaking described previously in the prospectus. The Manager may, at its sole discretion, terminate this voluntary commitment with notice to the Fund.

The following is inserted as a new subsection of the “Investment Management and Administration Services” section on page 80 of the Statement of Additional Information:

Voluntary Expense Limitations

In addition, effective January 2, 2013, NB Management has voluntarily undertaken to waive current payment of fees and/or reimburse certain expenses of Class A, Class C and Institutional Class of the Fund so that the total annual operating expenses of each class are limited to 2.33%, 3.08% and 1.97% of average net assets, respectively.  Each undertaking, which is terminable by NB Management upon notice to the Fund, is in addition to the contractual undertaking described above.

The date of this supplement is January 7, 2013.

Please retain this supplement for future reference.

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800.877.9700
Institutional Services: 800.366.6264
Web site: www.nb.com